Exhibit 10.4
GOODRICH CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
As Amended and Restated Generally Effective January 1, 2005
INTRODUCTION
The purpose of this Plan is to provide additional pension benefits and supplemental retiree medical benefits to certain executive employees of Goodrich Corporation. This Plan, currently known as the Goodrich Corporation Supplemental Executive Retirement Plan, is hereby amended and restated generally effective as of January 1, 2005 as set forth herein to reflect, among other things, the requirements of the American Jobs Creation Act of 2004. This restatement of the Plan reflects all prior amendments to the Plan.
I. DEFINITIONS
1.1 “Affiliate” means a corporation which is a member of a controlled group of corporations, as such term is defined in Code Section 1563(a), which includes the Company, or is a corporation, partnership, sole proprietorship, affiliated service group, or other business entity that is under common control with the Company (as determined in accordance with the definition of such terms contained in Code Section 414(b), (c), (m) or (o)), but with respect only to periods of time during which such controlled group status or common control status exists.
1.2 “Alternative Pension Benefits” means the Pre-2005 Alternative Pension Benefits and the Post-2004 Alternative Pension Benefits.
1.3 “Beneficiary” means, with respect to Pre-2005 Alternative Pension Benefits and Pre-2005 Supplemental Pension Benefits, the same person or persons designated, on a form prescribed by the Company, by an Eligible Employee to receive any death benefits under the Goodrich Retirement Plan. With respect to Post-2004 Alternative Pension Benefits and Post-2004 Supplemental Pension Benefits, Beneficiary means the person or persons designated, on a form prescribed by the Company, by an Eligible Employee to receive benefits under the Plan. If an Eligible Employee fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked without execution of a new designation, or if every person designated as Beneficiary predeceases the Eligible Employee or dies prior to complete distribution of the Eligible Employee’s benefits, then the Company shall direct the distribution of such benefits to the Eligible Employee’s estate.
1.4 “Board” means the Board of Directors of Goodrich Corporation.
1.5 “Benefit Service Start Date” means the date specified for an Eligible Employee pursuant to Section 2.1 of the Plan.

1.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time and shall be read to refer to any Treasury regulations promulgated thereunder.
1.7 “Committee” means the Goodrich Corporation Benefit Design and Administration Committee, or any designated group with similar responsibilities.
1.8 “Company” means Goodrich Corporation.
1.9 “Covered Compensation” means Covered Compensation as defined in the Goodrich Retirement Plan.
1.10 “Earnings” means the definition of compensation contained in the Goodrich Retirement Plan with the following modifications:
(a) For purposes of this Plan, Earnings shall be increased by the amount of salary reduction contributions made to the Goodrich Corporation Savings Benefit Restoration Plan or the Goodrich Pump and Engine Controls, Inc. Savings Benefit Equalization Plan; and
(b) For purposes of this Plan, Earnings shall be determined without regard to the limitation on compensation contained in Code Section 401(a)(17).
1.11 “Eligible Employee” means an individual (a) who is or was an employee of the Company or any Affiliate, (b) who is or was a participant in the Goodrich Retirement Plan, and (c) who is or has been designated as a Eligible Employee by the Board of Directors of the Company.
1.12 “Final Average Earnings” means the definition of average compensation contained in the Goodrich Retirement Plan as modified by the definition of Earnings contained in this Plan.
1.13 “Goodrich Retirement Plan” means the Goodrich Corporation Employees’ Pension Plan or a predecessor plan.
1.14 “Plan” means this Goodrich Corporation Supplemental Executive Retirement Plan, as in effect at any time.”
1.15 “Post-2004 Alternative Pension Benefits” means the benefits calculated under Article IV of this Plan.
1.16 “Post-2004 Supplemental Pension Benefits” means the benefits calculated under Article VI of this Plan.
1.17 “Pre-2005 Alternative Pension Benefits” means the benefits calculated under Article III of this Plan.
1.18 “Pre-2005 Supplemental Pension Benefits” means the benefits calculated under Article V of this Plan.

1.19 “Retiree Medical Plan” means the Goodrich Corporation Medical and Prescription Drug Plan for Salaried Retirees, as such plan may be amended from time to time.
1.20 “Separation from Service” means the date which an Eligible Employee incurs a separation from service with the Company and its Affiliates. For Plan Years beginning after December 31, 2004, separation from service means the termination of employment with the Company and its Affiliates as defined in Code Section 409A.
1.21 “Specified Employee” means an employee of the Company or an Affiliate who is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i).
1.22 “Supplemental Retiree Medical Benefits” means the benefits provided pursuant to Article VII of this Plan.
1.23 “Supplemental Pension Benefits” means the Pre-2005 Supplemental Pension Benefits and the Post-2004 Supplemental Pension Benefits.
1.24 “Years of Benefit Service” means an Eligible Employee’s Years of Benefit Service, as determined under the Goodrich Retirement Plan. Notwithstanding the foregoing, if an Eligible Employee receives payments after termination of employment under the terms of the Goodrich Corporation Management Continuity Agreement, the period of service for which such payments are made shall be credited under this Plan as Years of Benefit Service if the Eligible Employee does not receive the equivalent of a pension benefit for such service under the Goodrich Corporation Management Continuity Agreement.
1.25 “Years of SERP Service” means an Eligible Employee’s period of service from the Eligible Employee’s Benefit Service Start Date to the date the Eligible Employee terminates employment with the Company or is no longer an Eligible Employee, using the methodology for calculating Years of Benefit Service under the Goodrich Retirement Plan. As provided in Sections 5.2, 5.5 and 6.2 of the Plan, Years of SERP Service used to calculate Supplemental Pension Benefits shall be limited to a maximum of 15 years, and Years of SERP Service shall be reduced, if necessary, so that the sum of an Eligible Employee’s Years of Benefit Service and Years of SERP Service do not exceed thirty-five years.
II. ELIGIBILITY AND BENEFITS
2.1 An Eligible Employee shall be notified by the Company of his or her eligibility to receive benefits under this Plan and shall be provided with a copy of the Plan which shall be signed by the Eligible Employee and which shall specify the Eligible Employee’s Benefit Service Start Date.
2.2 Subject to the terms and conditions contained in this Plan, an Eligible Employee shall be entitled to receive Alternative Pension Benefits as described in Articles III and IV of the Plan, Supplemental Pension Benefits as described in Articles V and VI of the Plan, and Supplemental Retiree Medical Benefits as described in Article VII of the Plan.

III. PRE-2005 ALTERNATIVE PENSION BENEFITS
3.1 An Eligible Employee shall be entitled to receive Pre-2005 Alternative Pension Benefits which shall be calculated and paid in accordance with the provisions of this Article III.
3.2 An Eligible Employee’s Pre-2005 Alternative Pension Benefit shall be determined as of December 31, 2004 and shall be calculated as a yearly pension benefit equal to 1.15% of the Eligible Employee’s Final Average Earnings multiplied by the Eligible Employee’s Years of Benefit Service, plus .45% of the Eligible Employee’s Final Average Earnings in excess of Covered Compensation multiplied by the Eligible Employee’s Years of Benefit Service up to a maximum of 35 Years of Benefit Service.
3.3 Notwithstanding the provisions contained in Section 3.2, an Eligible Employee’s Pre-2005 Alternative Pension Benefit shall be reduced by the amount of any benefit paid to the Eligible Employee from the Goodrich Retirement Plan and/or the amount of any benefit paid to the Eligible Employee from a benefit restoration plan or a benefit equalization plan sponsored by the Company that provides special benefits to Eligible Employees as a result of limitations applicable to the Goodrich Retirement Plan. In addition, an Eligible Employee’s Pre-2005 Alternative Pension Benefit shall be subject to reduction pursuant to the provisions of Section 4.2.
3.4 An Eligible Employee’s Pre-2005 Alternative Pension Benefit shall be payable, at the election of the Eligible Employee, under any payment option which could have been elected by the Eligible Employee under the Goodrich Retirement Plan. Notwithstanding the foregoing, if an Eligible Employee is entitled to receive a benefit from the Goodrich Retirement Plan, any Pre-2005 Alternative Pension Benefit to be paid from this Plan shall be calculated using the same payment option elected by the Eligible Employee under the Goodrich Retirement Plan. Pre-2005 Alternative Pension Benefits shall be actuarially adjusted in the same manner as benefits are adjusted under the Goodrich Retirement Plan.
3.5 Notwithstanding the provisions contained in Section 3.4, an Eligible Employee may elect to have his or her Pre-2005 Alternative Pension Benefits paid in a single lump sum payment. Lump sum amounts shall be paid to the Eligible Employee 90 days after the Eligible Employee’s benefit commencement date under the Goodrich Retirement Plan, or as soon as administratively feasible thereafter. If an Eligible Employee is not eligible to receive a benefit from the Goodrich Retirement Plan, the lump sum amount shall be paid to the Eligible Employee 90 days after termination of employment, or as soon as administratively feasible thereafter. The election of a lump sum payment shall be made in writing and may be delivered to the Committee at any time up to 30 days before the Eligible Employee’s benefit commencement date or termination of employment. Lump sum payments shall be calculated using an immediate annuity factor and the interest rate and mortality table specified in the Goodrich Retirement Plan as of the valuation date. Lump sum payments shall be in lieu of all Pre-2005 Alternative Pension Benefits, but shall have no effect on the form, timing, or amount of any distribution from the Goodrich Retirement Plan.

IV. POST-2004 ALTERNATIVE PENSION BENEFITS
4.1 An Eligible Employee shall be entitled to receive Post-2004 Alternative Pension Benefits which shall be calculated and paid in accordance with the provisions of this Article IV.
4.2 An Eligible Employee’s Post-2004 Alternative Pension Benefit shall be calculated as a yearly pension benefit equal to the difference between (a) and (b), where (a) equals 1.15% of the Eligible Employee’s Final Average Earnings multiplied by the Eligible Employee’s Years of Benefit Service, plus .45% of the Eligible Employee’s Final Average Earnings in excess of Covered Compensation multiplied by the Eligible Employee’s Years of Benefit Service up to a maximum of 35 Years of Benefit Service, as determined on the date of the Eligible Employee’s Separation from Service, and (b) equals the Eligible Employee’s Pre-2005 Alternative Pension Benefits calculated pursuant to Section 3.2. In the event (a) is less than (b), the Eligible Employee’s Pre-2005 Alternative Pension Benefits calculated pursuant to Section 3.3 prior to application of this Section 4.2 shall be reduced to the amount determined under (a) herein.
4.3 Except as otherwise provided in Section 4.4, the Post-2004 Alternative Pension Benefits of an Eligible Employee shall be paid in a single lump sum payment. If the Eligible Employee is not a Specified Employee, then the lump sum amount shall be paid to the Eligible Employee within 90 days after the Eligible Employee’s Separation from Service. If the Eligible Employee is a Specified Employee, then the lump sum payment shall be paid to the Eligible Employee six months after the Eligible Employee’s Separation from Service; however, if such payment is to be paid to such Eligible Employee’s Beneficiary, the payment shall be paid within 90 days after the Eligible Employee’s death. Lump sum payments shall be calculated using an immediate annuity factor (or, in the case of an Eligible Employee who incurs a Separation from Service prior to attaining age 55, a deferred to age 62 annuity factor) and the interest rate (the “Interest Rate”) and mortality table specified in the Goodrich Retirement Plan and shall be calculated as of the date of the Eligible Employee’s Separation from Service; the calculated amount shall be credited with interest based on the Interest Rate from the date of calculation until the date of payment to the Eligible Employee. The lump sum payment shall have no effect on the form, timing, or amount of any distribution made from the Goodrich Retirement Plan.
4.4 Notwithstanding the provisions contained in Section 4.3, an Eligible Employee may elect to have certain portions of his or her Post-2004 Alternative Pension Benefits (such portions to be designated by the Committee and communicated to Eligible Employees from time to time) paid in the form of an annuity; provided, however, any such election shall be effective only if the Eligible Employee incurs a Separation from Service on or after attaining age 55; otherwise, the Eligible Employee’s Post-2004 Alternative Pension Benefits shall be paid in the form of a lump sum as provided in Section 4.3. If the Eligible Employee is not a Specified Employee, then the annuity shall commence within 90 days after the Eligible Employee’s Separation from Service. If the Eligible Employee is a Specified Employee, then the annuity shall commence six months after the Eligible Employee’s Separation from Service; provided, the first annuity payment shall also include an aggregate payment of the first six months of annuity payments that otherwise would have already been paid but for the application of this six month delayed distribution commencement period.

4.5 Notwithstanding the general distribution election rules under Code Section 409A or the above to the contrary, pursuant to the transition rules set forth in Treasury regulations promulgated pursuant to Code Section 409A and other IRS guidance issued in connection with Code Section 409A thereto, an Eligible Employee shall be permitted to make a new payment election with respect to the form of payment of the Eligible Employee’s Post-2004 Alternative Pension Benefits, provided, such election (1) is made on or before December 31, 2008, (2) shall apply only to amounts that would not otherwise be payable in 2008, and (3) shall not cause an amount to be paid in 2008, that would not otherwise be payable in such year.
V. PRE-2005 SUPPLEMENTAL PENSION BENEFITS
5.1 An Eligible Employee shall be entitled to receive Pre-2005 Supplemental Pension Benefits which shall be calculated and paid in accordance with the provisions of this Article V.
5.2 Subject to (a) the maximum Years of Service contained in Section 5.5 of the Plan, and (b) reduction pursuant to Section 6.2, an Eligible Employee’s Pre-2005 Supplemental Pension Benefit shall be determined as of December 31, 2004, and shall be calculated as a yearly pension benefit equal to 1.6% of the Eligible Employee’s Final Average Earnings multiplied by the Eligible Employee’s Years (and partial years) of SERP Service (up to a maximum of fifteen Years of SERP Service).
5.3 An Eligible Employee’s Pre-2005 Supplemental Pension Benefit shall be payable, at the election of the Eligible Employee, under any payment option which could have been elected by the Eligible Employee under the Goodrich Retirement Plan. Notwithstanding the foregoing, if an Eligible Employee is entitled to receive a benefit from the Goodrich Retirement Plan, any Pre-2005 Supplemental Pension Benefit to be paid from this Plan shall be calculated using the same payment option elected by the Eligible Employee under the Goodrich Retirement Plan. Pre-2005 Supplemental Pension Benefits shall be actuarially adjusted in the same manner as benefits are adjusted under the Goodrich Retirement Plan.
5.4 Notwithstanding the provisions contained in Section 5.3, an Eligible Employee may elect to have his or her Pre-2005 Supplemental Pension Benefits paid in a single lump sum payment. Lump sum amounts shall be paid to the Eligible Employee 90 days after the Eligible Employee’s benefit commencement date under the Goodrich Retirement Plan, or as soon as administratively feasible thereafter. The election of a lump sum payment shall be made in writing and may be delivered to the Committee at any time up to 30 days before the Eligible Employee’s benefit commencement date. Lump sum payments shall be calculated using an immediate annuity factor and the interest rate and mortality table specified in the Goodrich Retirement Plan as of the valuation date. Lump sum payments shall be in lieu of all Pre-2005 Supplemental Pension Benefits, but shall have no effect on the form, timing, or amount of any distribution from the Goodrich Retirement Plan.
5.5 Notwithstanding any other provision of this Plan, an Eligible Employee’s Years of SERP Service shall be reduced, if necessary, so that the sum of the Eligible Employee’s Years of Benefit Service and Years of SERP Service do not exceed thirty-five.

VI. POST-2004 SUPPLEMENTAL PENSION BENEFITS
6.1 An Eligible Employee shall be entitled to receive Post-2004 Supplemental Pension Benefits which shall be calculated and paid in accordance with the provisions of this Article VI.
6.2 Subject to the maximum Years of Service contained in Section 5.5 of the Plan, an Eligible Employee’s Post-2004 Supplemental Pension Benefit shall be calculated as a yearly pension benefit equal to the difference between (a) and (b), where (a) equals 1.6% of the Eligible Employee’s Final Average Earnings multiplied by the Eligible Employee’s Years (and partial years) of SERP Service (up to a maximum of fifteen Years of SERP Service), as determined on the date of the Eligible Employee’s Separation from Service, and (b) equals the Eligible Employee’s Pre-2005 Supplemental Pension Benefits calculated pursuant to Section 5.2 prior to application of this Section 6.2. In the event (a) is less than (b), the Eligible Employee’s Pre-2005 Supplemental Pension Benefit calculated pursuant to Section 5.2 prior to application of this Section 6.2 shall be reduced to the amount determined under (a) herein.
6.3 Except as provided in Section 6.4, the Post-2004 Supplemental Pension Benefits of an Eligible Employee shall be paid in a single lump sum payment. If the Eligible Employee is not a Specified Employee, then the lump sum amount shall be paid to the Eligible Employee within 90 days after the Eligible Employee’s Separation from Service. If the Eligible Employee is a Specified Employee, then the lump sum payment shall be paid to the Eligible Employee six months after the Eligible Employee’s Separation from Service; however, if such payment is to be paid to such Eligible Employee’s Beneficiary, the payment shall be paid within 90 days after the Eligible Employee’s death. Lump sum payments shall be calculated using an immediate annuity factor (or, in the case of an Eligible Employee who incurs a Separation from Service prior to attaining age 55, a deferred to age 62 annuity factor) and the interest rate (the “Interest Rate”) and mortality table specified in the Goodrich Retirement Plan and shall be calculated as of the date of the Eligible Employee’s Separation from Service; the calculated amount shall be credited with interest based on the Interest Rate from the date of calculation until the date of payment to the Eligible Employee. The lump sum payment shall have no effect on the form, timing, or amount of any distribution made from the Goodrich Retirement Plan.
6.4 Notwithstanding the provisions contained in Section 6.3, an Eligible Employee may elect to have certain portions of his or her Post-2004 Supplemental Pension Benefits (such portions to be designated by the Committee and communicated to Eligible Employees from time to time) paid in the form of an annuity; provided, however, any such election shall be effective only if the Eligible Employee incurs a Separation from Service on or after attaining age 55; otherwise, the Eligible Employee’s Post-2004 Supplemental Pension Benefits shall be paid in the form of a lump sum as provided in Section 6.3. If the Eligible Employee is not a Specified Employee, then the annuity shall commence within 90 days after the Eligible Employee’s Separation from Service. If the Eligible Employee is a Specified Employee, then the annuity shall commence six months after the Employee’s Separation from Service; provided, the first annuity payment shall also include an aggregate payment of the first six months of annuity payments that otherwise would have already been paid but for the application of this six month delayed distribution commencement period.

6.5 Notwithstanding the general distribution election rules under Code Section 409A or the above to the contrary, pursuant to the transition rules set forth in Treasury regulations promulgated pursuant to Code Section 409A and other IRS guidance issued in connection with Code Section 409A thereto, an Eligible Employee shall be permitted to make a new payment election with respect to the form of payment of the Eligible Employee’s Post-2004 Supplemental Pension Benefits, provided, such election (1) is made on or before December 31, 2008, (2) shall apply only to amounts that would not otherwise be payable in 2008, and (3) shall not cause an amount to be paid in 2008, that would not otherwise be payable in such year.
VII. SUPPLEMENTAL RETIREE MEDICAL BENEFITS
7.1 An Eligible Employee and his or her eligible beneficiaries (as described in the Retiree Medical Plan) shall be entitled to receive Supplemental Retiree Medical Benefits as provided in this Article VII, provided, however, that the provisions of this Article shall not apply to any Eligible Employee who becomes an Eligible Employee after December 31, 2002.
7.2 In the event and to the extent an Eligible Employee or his or her eligible beneficiaries are not eligible to participate in or are not entitled to full benefits under the Retiree Medical Plan following termination of employment, the Eligible Employee and his or her eligible beneficiaries shall be entitled to Supplemental Retiree Medical Benefits equal to the full benefits provided under the Retiree Medical Plan as in effect from time to time.
7.3 Supplemental Retiree Medical Benefits shall be payable to the Eligible Employee and his or her eligible beneficiaries from and after the later of the date the Eligible Employee terminates employment with the Company, or the date Eligible Employee reaches (or in the event of death would have reached) age 55.
VIII. PRE-2005 DEATH BENEFITS
8.1 Except as provided in Section 8.2, if an Eligible Employee dies prior to January 1, 2005 and prior to retirement, his or her surviving spouse shall be entitled to receive a supplemental survivor annuity under this Plan. The amount of such supplemental survivor annuity shall be based on the survivor portion of any Pre-2005 Alternative Pension Benefits and/or Pre-2005 Supplemental Pension Benefits payable under this Plan converted to a pre-retirement survivor annuity using the calculation methodology contained in the Goodrich Retirement Plan. Pre-2005 Supplemental Pension death benefits shall be paid at the same time and in the same form as death benefits are paid to the surviving spouse under the Goodrich Retirement Plan. Pre-2005 Alternative Pension death benefits shall be paid under any form of death benefit permitted under the Goodrich Retirement Plan, as elected by the surviving spouse.
8.2 Notwithstanding the provisions contained in Section 8.1, if an Eligible Employee dies before attaining age 55 and completing 5 years of vesting service, the Eligible Employee’s surviving spouse shall receive a lump sum benefit in lieu of the death benefit provided under Section 8.1. The lump sum benefit shall be the survivor portion of the amount the Eligible Employee would have been entitled to receive as a lump sum benefit if the Eligible Employee had retired on the day before his or her death. Lump sum payments to a surviving spouse of an Eligible Employee shall be paid to the surviving spouse 90 days after the surviving spouse’s benefit commencement date under the Goodrich Retirement Plan, or as soon as administratively feasible thereafter.

IX. POST-2004 DEATH BENEFITS
9.1 If an Eligible Employee dies after December 31, 2004, but prior to retirement, his or her surviving spouse shall be entitled to receive a supplemental survivor annuity under this Plan. The amount of such supplemental survivor annuity shall be based on the survivor portion of any Post-2004 Alternative Pension Benefits and/or Post-2004 Supplemental Pension Benefits payable under this Plan converted to a pre-retirement survivor annuity using the calculation methodology contained in the Goodrich Retirement Plan.
9.2 Post-2004 death benefits under this Plan for the surviving spouse of an Eligible Employee shall be paid in the same form as would have been paid to the Eligible Employee. The benefit shall be the survivor portion of the amount the Eligible Employee would have been entitled to receive as a benefit if the Eligible Employee had retired on the day before his or her death. The benefit to a surviving spouse of an Eligible Employee shall commence to the surviving spouse within 90 days after the Eligible Employee’s death.
X. PAYMENT OF BENEFITS AND RESERVATION OF RIGHTS
10.1 Alternative Pension Benefits, Supplemental Pension Benefits, and Supplemental Retiree Medical Benefits payable pursuant to the provisions of this Plan shall be paid from the general assets of the Company.
10.2 Nothing in this Plan shall prevent the Company from terminating or amending the Goodrich Retirement Plan or the Retiree Medical Plan and any benefits payable from this Plan, to the extent such benefits are determined pursuant to the provisions of the Goodrich Retirement Plan or the Retiree Medical Plan, shall be calculated pursuant to the provisions of such plans as amended.
10.3 The Company may amend or terminate this Plan at any time, provided, however, that any such amendment or termination shall not reduce any Alternative Pension Benefits or Supplemental Pension Benefits which have accrued prior to the date of such amendment or termination.
XI. GENERAL PROVISIONS
11.1 To the extent benefits paid under this Plan are subject to withholding under federal, state, and/or local law, such amounts shall be withheld from the payments due to Eligible Employees.
11.2 The right or interest of any person to a benefit under this Plan shall not be subject to voluntary or involuntary alienation, assignment, or transfer of any kind.

11.3 The establishment of this Plan shall not confer any legal right to an Eligible Employee for continuation of employment, or interfere with the right of an Employer to discharge an Eligible Employee or to treat an Eligible Employee without regard to the impact that such treatment may have under this Plan.
11.4 Except to the extent that federal law is controlling, this Plan shall be construed and administered in accordance with the laws of the State of North Carolina.
11.5 Notwithstanding any Plan provisions herein to the contrary and, to the extent applicable, the Plan shall be interpreted, construed and administered (including with respect to any amendment, modification or termination of the Plan) in such a manner so as to comply with the provisions of Code Section 409A and any related Internal Revenue Service guidance promulgated thereunder.
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IN WITNESS WHEREOF, the Company has caused this Plan to be executed this  _____  day of  _____,  _____, to be effective as specified above.

GOODRICH CORPORATION

By:

Its:

Accepted by the Eligible Employee this  _____  day of  _____, 20  _____.

The Benefit Service Start Date for the Eligible Employee is  _____.